COMMITMENTS, CONTINGENCIES AND GUARANTEES	12 Months Ended
Dec. 31, 2021
COMMITMENTS, CONTINGENCIES AND GUARANTEES
COMMITMENTS, CONTINGENCIES AND GUARANTEES

32. COMMITMENTS, CONTINGENCIES AND GUARANTEES

(a) Commitments

Future payments under the company’s commitments, including service arrangements for pipeline transportation agreements and for other property and equipment, are as follows:

	Payment Due by Period

($ millions)	2022	2023	2024	2025	2026	Thereafter	Total
Commitments
Product transportation and storage	1 150	1 210	1 211	1 128	1 135	7 814	13 648
Energy services	159	160	151	112	66	75	723
Exploration work commitments	-	20	-	64	1	454	539
Other	648	185	108	83	62	339	1 425
	1 957	1 575	1 470	1 387	1 264	8 682	16 335

In addition to the commitments in the above table, the company has other obligations for goods and services and raw materials entered into in the normal course of business, which may terminate on short notice. Such obligations include commodity purchase obligations which are transacted at market prices.

(b) Contingencies

Legal and Environmental Contingent Liabilities and Assets

The company is defendant and plaintiff in a number of legal actions that arise in the normal course of business. The company believes that any liabilities or assets that might arise pertaining to such matters would not have a material effect on its consolidated financial position.

The company may also have environmental contingent liabilities, beyond decommissioning and restoration liabilities (recognized in note 24), which are reviewed individually and are reflected in the company’s consolidated financial statements if material and more likely than not to be incurred. These contingent environmental liabilities primarily relate to the mitigation of contamination at sites where the company has had operations. For any unrecognized environmental contingencies, the company believes that any liabilities that might arise pertaining to such matters would not have a material effect on its consolidated financial position.

Costs attributable to these commitments and contingencies are expected to be incurred over an extended period of time and to be funded from the company’s cash flow from operating activities. Although the ultimate impact of these matters on net earnings cannot be determined at this time, the impact is not expected to be material.

Contingent assets are only disclosed when the inflow of economic benefits is probable. When the economic benefit becomes virtually certain, the asset is no longer contingent and is recognized in the consolidated financial statements.

(c) Guarantees

At December 31, 2021, the company has provided loan guarantees to certain retail licensees and wholesale marketers. Suncor’s maximum potential amount payable under these loan guarantees is $134 million.

The company has also agreed to indemnify holders of all notes and debentures and the company’s credit facility lenders (see note 21) for added costs relating to withholding taxes. Similar indemnity terms apply to certain facility and equipment leases. There is no limit to the maximum amount payable under these indemnification agreements. The company is unable to determine the maximum potential amount payable as government regulations and legislation are subject to change without notice. Under these agreements, the company has the option to redeem or terminate these contracts if additional costs are incurred.

The company also has guaranteed its working-interest share of certain joint operation undertakings related to transportation services agreements entered into with third parties. The guaranteed amount is limited to the company’s share in the joint arrangement. As at December 31, 2021, the probability is remote that these guarantee commitments will impact the company.